UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30,  2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Semi-Annual Report

June 30, 2013

(Unaudited)

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund (BABFX) returned 9.49% for the six month period ending June 30, 2013 against the S&P 500 Index which returned 12.63% over the same period. The Fund’s performance lagged against the Index due to our basic material positions. The Fund continues to hold these positions due to the current attractive valuations, to the aggressive unconventional reflation policies implemented by the Federal Reserve and to the aggressive rationalization of mine operations focusing on efficient allocation of capital and cash-flows.

The Fund held a cash position of approximately 14%. At this time, there are few undervalued investment opportunities that meet our Contrarian Value Investment Strategy. Many of the solid dividend paying companies are very pricey and have been bid up by investors in need of higher income.

Portfolio Activity

The Fund added several new positions over the six month period ending June 30, 2013. The Fund’s purchase of technology companies has historically been a rare event. Technology sustainability, short product cycles and disruptive technological discoveries are difficult to anticipate and to predict. The Fund added new stock positions in (MU) Micron Technology and (IMOS) Chipmos Technologies. The companies are major beneficiaries of the mobile connectivity revolution including smart phones and the tablet markets. In the case of Micron, the company made a spectacular acquisition of a bankrupt Japanese memory chip manufacturer called Elpida.  The acquisition occurred at the time of one of the worst downturns in years within the memory industry. With industry consolidation taken place and the dynamics of the memory chip market improving dramatically, Micron shareholders will enjoy increased margins and cash-flows. I do expect a higher share price as investors model in more stable and higher profitability going forward. Chipmos Technologies is a manufacturer of semiconductor equipment.  Chipmos will benefit from Micron’s success as it is a major supplier. The valuation of Chipmos was quite compelling at the time of purchase. With its strong balance sheet and conservative management style, Chipmos offers a tremendous share price valuation expansion opportunity.

The Fund added a few positions in the basic material area mainly focused on precious metal exploration. The mining sector has been brutally beaten down to levels not seen since 2008. And in many cases for good reason with the price of gold and silver falling 30-50% many of these companies were now at breakeven levels as it relates to their all in costs. As the tide went out, it was quite apparent that these companies were not being run very efficiently.  Major cost reductions across the board and examination of current cap ex projects soon became into focus. Cap ex and project financing continues to dry up so future supply of gold and silver should start decline in coming years.  The Fund added positions in (ABX) Barrack Gold, (GG) Goldcorp and (ANX) Allied Nevada Gold.  In the case of Barrack the Fund turned around rather quickly and exited the position as news of the Pascua-Lama mine troubles with the Chilean government surfaced. It was unexpected and an important driver to production growth going forward as well as adding additional cap ex to this project.  With mining shares there is always risk of nationalization and political concerns when mining properties are located in unstable jurisdictions.  Goldcorp is probably one of the best run mining companies in the world with a strong balance to take advantage of this huge industry downturn.  The Fund added shares at attractive prices.  Allied Nevada Gold is a smaller cap miner that is more speculative in nature that took a share price hit after a dilutive stock issuance. The Fund added shares at a price that offered value.

The last stock added to the Fund was (LF) Leapfrog Enterprises Inc.  Leapfrog is an educational toy maker for children. The Fund added Leapfrog at a single digit P/E ratio and a very strong cash rich balance sheet. The share price did not reflect the dynamic change occurring at the company. New product introductions, a focused R&D effort, excellent management and international growth opportunity make this small cap company an attractive value.

A number of stocks were sold out over the last six months ending June 30, 2013. These include Commonwealth Preferred D, Smithfield Foods, Staples, Vodaphone, Becton Dickinson, Penn Growth Energy and Barrack Gold. In the case of Commonwealth Preferred D, it was sold due to our belief that interest rates had finally bottomed and were on the upswing.  Smithfield Foods was sold due to the buyout proposal which increased the share price close to our fair value estimate. Staples was sold since it reached are fair value appraisal. Vodaphone, Becton Dickinson and Penn Growth were sold to raise cash for more attractively priced investment opportunities. And finally Barrack was sold due to the unexpected disruption to a major mining project that lowered our valuation estimate and margin of safety.

For the six month period ending June 30, 2013, the main contributors to the Fund performance were Micron Technology, Chipmos Technologies, Genworth Financial, Avon Products, AIG and Yahoo. The main detractors to fund performance were Couer Mines, Newmont Mining, Goldcorp, Central GoldTrust, Barrack Gold and Statoil.

Market Observations

A significant development over the past year has been the rising rates on treasury notes and bonds. The 10 year treasury interest rates have increased from 1.45% to 2.87% today since the same period last year. To put this into perspective, the percentage increase is nearly 100%. Also, the 30 year treasury rates have increased from 2.49% to 3.77% over the same period. A substantial interest rate increase given the dependency of consumers and governments to finance their consumption and deficits.

Treasury interest rates have risen even as the Federal Reserve continues its Quantitative Easing (QE) program buying the majority of the longer dated treasury issuance. There are a number of factors influencing the treasury market. The leveraged treasury positions held by hedge funds and large banks is probably taking the biggest toll on the bond markets at this time. Large financial institutions and speculators took on greater leverage as the Federal Reserve’s QE policy led to complacency and greater risk taking. As bond losses continue to grow, investors are exiting there leveraged long positions.  Another cause for sharp increase in treasury rates is the massive amount of bond fund redemptions. Investors are seeing the value of their bond funds decline so they are reducing exposure. And finally, Foreign Central Banks are diversifying out of treasuries into gold and other currencies. The most recent Treasury department data has showed increased net sales of treasuries by foreigners. I expect this factor to play a more integral role as foreign central banks continue to reduce their treasury holdings and to buy physical gold for its reserves. Physical gold is being purchased aggressively by China, Russia and India. Bilateral trade agreements using the Yuan, the Chinese currency, are being established between China and many nations. The list of countries with Chinese trade agreements continues to grow as dollar transaction around the globe slowly erodes. According to HSBC, the amount of cross border transactions in Chinese Yuan is estimated to increase to a third of all Chinese transactions by 2015. The purchase of gold by Central Banks and the Chinese bilateral trade agreements are eroding the reserve status of the dollar over time. We are of the belief that as this dollar shift continues many of the emerging countries of the G-20 will be pressing for more influence in International monetary issues and will be pressing to make gold a more important asset in trade and monetary policy. In addition, there will be less need for dollars in global trade.

Below are a few quotes of individuals signaling a more inflationary bias that can influence government and monetary policy.  It may give an important clue as to what direction policy is heading. “When the goals conflict and it comes to calling for tough trade-offs, to me, a wise and humane policy is occasionally to let inflation rise even when inflation is running above target,” Janet Yellen FOMC meeting of Jan. 31-Feb. 1, 1995.

“If you look at the biggest challenges we have, the challenge is not inflation,” President Obama August 9th press conference.

Now “we’re in this situation where many of the central banks of the world need to convince the public of their tolerance for inflation, not their intolerance.” Kenneth Rogoff

Policy makers are preparing the markets to tolerate higher inflation rates. The current policy has been to reflate our way out of this debt problem by holding interest rates at near zero and by purchasing of mortgage backed securities to influence house and stock prices. It is policy makers hope that asset inflation will jump start the economy. However from the chart below it is apparent that the benefits have gone more to higher net worth individuals not the middle class. The consequence of this reflation policy has more impact on those groups most susceptible to a higher cost of living. The chart below depicts a falling real median income resulting in a lower standard of living that many Americans face today.

Data through June 2013
Median Household Income in the 21st Century: Nominal Growth and Real* Shrinkage
dshort.com
July 2013
Recessions
Real Growth
Nominal Growth
*Real household income is inflation adjusted using the Consumer Price Index
27.2%
27.7%
18.3%
0.7%
-7.2%
-9.7%
30%
25%
20%
15%
10%
5%
0%
5%
10%
15%
Monthly data from SentierResearch.com
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

As the policy makers finally succeed at a higher price inflation target, our expectation is for real median incomes to compress further. Disposable income will continue to be under pressure thus less spending and a stagflationary (slow growth-higher inflation) period will set in.

There are several ways a government can handle a high debts. 1. Raise taxes and austerity 2. Print money – Inflate the debts away 3. Privatize national assets 4. Repudiate debts. Historically the path of least resistance to address a high debt has been via printing money – inflationary policies. As long as inflation remains at a level like 3% or so the public does not notice it since most people’s earning and spending occur within a month or so and prices won’t change much in a month. It is my belief that the government reported Consumer price Index (CPI) is being understated by the changes to how the index is calculated and manufactures have taken a number of steps in terms of packaging to obscure the inflation. The problem occurs when inflation starts to tick up to a noticeable level, then the public becomes alarmed that their purchasing power is falling. It is my expectation that higher inflation is on the way.

“By a continuing process of inflation, government can confiscate, secretly and unobserved, an important part of the wealth of their citizens.” John Maynard Keynes

Thank you for your continued support of the Fund.

Respectfully Submitted,

James Potkul

President and Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2013, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security

BREAD & BUTTER FUND, INC.
Top Ten Holdings and Asset Allocation
June 30, 2013 (Unaudited)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	11.44%	Diversified Holdings Cos.	19.01%
Berkshire Hathaway, Inc. Class B	7.57%	Short Term Investments	13.89%
Yahoo, Inc.	6.48%	Healthcare-Pharmaceuticals	8.98%
Philip Morris International Inc.	5.58%	Insurance	7.26%
American International Group, Inc.	4.32%	Services-Computer Integrated Systems Design	6.48%
Tyson Foods, Inc.	4.14%	Semiconductors & Related Devices	6.19%
Micron Technology, Inc.	3.69%	Gold and Silver Ore	6.11%
Pfizer Inc.	3.61%	Consumer Products	5.58%
Teva Pharmaceutical Industries Ltd. ADR	3.16%	Oil Field Services	4.29%
General Motors Co. - Class B 4.75% 12/01/13	3.10%	Meat Packing Plants	4.14%
	53.09%	Convertible Preferred Stocks	3.10%
		Retail	2.88%
		Games, Toys & Children's Vehicles	2.54%
		Real Estate	2.46%
		Motor Vehicles & Passenger Car Bodies	2.15%
		Perfumes, Cosmetic & Other Toilet Preparations	2.03%
		Telephone Communications	1.51%
		Closed-End Trust	1.42%
		Oil & Gas Exploration/Production	1.33%
		Liabilities in Excess of Other Assets	(1.35)%
			100.00%

BREAD & BUTTER FUND

PORTFOLIO ANALYSIS

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Bread & Butter Fund
	Schedule of Investments
	June 30, 2013 (Unaudited)

Shares		Value

COMMON STOCKS - 82.94%

Consumer Products - 5.58%
1,000	Philip Morris International, Inc.	$ 86,620

Diversified Holding Cos. - 19.01%
1,050	Berkshire Hathaway, Inc. - Class B *	117,516
4,000	Loews Corp.	177,600
		295,116
Gold & Silver Ores - 6.11%
4,000	Allied Nevada Gold Corp. *	25,920
2,000	Coeur d'Alene Mines Corp. *	26,600
500	Goldcorp, Inc.	12,365
1,000	Newmont Mining Corp.	29,950
		94,835
Games, Toys & Children's Vehicles - 2.54%
4,000	Leapfrog Enterprises, Inc. *	39,360

Healthcare-Pharmaceutical - 8.98%
400	Johnson & Johnson	34,344
2,000	Pfizer, Inc.	56,020
1,250	Teva Pharmaceutical Industries Ltd. ADR	49,000
		139,364
Insurance - 7.26%
1,500	American International Group, Inc. *	67,050
4,000	Genworth Financial, Inc. *	45,640
		112,690
Meat Packing Plants - 4.14%
2,500	Tyson Foods, Inc. - Class A	64,200

Motor Vehicles & Passenger Car Bodies - 2.15%
1,000	General Motors Co. *	33,310

Perfumes, Cosmetics & Other Toilet Preparations - 2.03%
1,500	Avon Products, Inc.	31,545

Oil & Gas Exploration\Production - 1.33%
1,000	Statoil ASA ADR	20,690

Oil Field Services - 4.29%
500	Ensco Plc. ADR - Class A	29,060
1,000	Noble Corp. (Switzerland)	37,580
		66,640
Real Estate - 2.46%
1,000	Consolidated Tomoka Land Co.	38,160

Retail - 2.88%
600	Wal-Mart Stores, Inc.	44,694

Semiconductors & Related Devices - 6.19%
2,000	Chipmos Technologies Ltd. *	38,700
4,000	Micron Technology, Inc. *	57,320
		96,020
Services-Computer Integrated Systems Design - 6.48%
4,000	Yahoo, Inc. *	100,520

Telephone Communications (No Radio Telephone) - 1.51%
1,240	Vivendi SA ADR	23,436

TOTAL COMMON STOCKS (Cost $935,115) - 82.94%		1,287,200

CLOSED-END TRUST - 1.42%
500	Central Gold Trust (Canada) *	22,100
TOTAL CLOSED-END TRUST (Cost $23,140) - 1.42%		22,100

CONVERTIBLE PREFERRED STOCKS - 3.10%
1,000	General Motors Co. - Class B 4.75% 12/01/13	48,160
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,669) - 3.10%		48,160

SHORT TERM INVESTMENTS - 13.89%
215,542	Huntington Conservative Deposit Account 0.06%**	215,542
TOTAL SHORT-TERM INVESTMENTS (Cost $215,542) - 13.89%		215,542

TOTAL INVESTMENTS (Cost $1,208,466) - 101.35%		1,573,002

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.35)%		(20,901)

NET ASSETS - 100.00%		$ 1,552,101

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,208,466)	$ 1,573,002
Receivables:
Dividends and Interest	880
Total Assets	1,573,882
Liabilities:
Management Fees	1,208
Portfolio Securities Purchased	19,365
Accrued Expenses	1,208
Total Liabilities	21,781

Net Assets	$ 1,552,101

Net Assets Consist of:
Capital Stock	$ 116
Paid In Capital	1,188,093
Accumulated Net Investment Loss	(2,106)
Accumulated Realized Gain on Investments	1,462
Unrealized Appreciation in Value of Investments	364,536
Net Assets, for 115,988 Shares Outstanding	$ 1,552,101

Net Asset Value Per Share	$ 13.38

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the six months ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of $888 of foreign tax withheld)	$ 12,888
Interest	36
Total Investment Income	12,924

Expenses:
Advisory Fees	7,515
Transfer Agent Fees	3,000
Custody Fees	1,800
Printing & Postage Fees	120
Professional Fees	5,250
Insurance Fees	171
Registration Fees	3,700
Software Fees	200
State & Local Taxes	500
Other Expenses	413
Total Expenses	22,669
Less fees waived and expenses reimbursed by Advisor (Note 2)	(7,639)
Net Expenses	15,030

Net Investment Loss	(2,106)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	39,824
Net Change in Unrealized Appreciation on Investments	97,026
Realized and Unrealized Gain on Investments	136,850

Net Increase in Net Assets Resulting from Operations	$ 134,744

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,106)	$ (3,105)
Realized Gain on Investments	39,824	15,107
Unrealized Appreciation on Investments	97,026	53,170
Net Increase in Net Assets Resulting from Operations	134,744	65,172

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions	(5,155)	(38,688)

Total Increase in Net Assets	129,589	26,484

Net Assets:
Beginning of Period	1,422,512	1,396,028

End of Period (Including Undistributed Net Investment Income (Loss)	$ 1,552,101	$ 1,422,512
of $(2,106), and $0, respectively)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 12.22		$ 11.67	$ 11.46	$ 10.34	$ 8.42	$ 10.37

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)		(0.03)	(0.05)	(0.02)	0.09	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	1.18		0.58	0.26	1.14	1.92	(1.96)
Total from Investment Operations	1.16		0.55	0.21	1.12	2.01	(1.92)

Distributions:
Net Investment Income	-		-	-	-	(0.09)	(0.03)
Realized Gains	-		-	-	-	-	-
Total Distributions	-		-	-	-	(0.09)	(0.03)

Net Asset Value, at End of Period	$ 13.38		$ 12.22	$ 11.67	$ 11.46	$ 10.34	$ 8.42

Total Return **	9.49%	(b)	4.71%	1.83%	10.83%	23.91%	(18.49)%

Net Assets at End of Period (Thousands)	$ 1,552		$ 1,423	$ 1,396	$ 1,373	$ 1,063	$ 967

Ratio of Expenses to Average Net Assets
Before Waivers	2.98%	(a)	3.00%	2.91%	3.53%	3.66%	2.75%
After Waivers	1.98%	(a)	2.00%	2.00%	1.76%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets
After Waivers	(0.28)%	(a)	(0.22)%	(0.43)%	(0.21)%	0.94%	0.33%

Portfolio Turnover	16.97%	(b)	30.28%	36.63%	49.92%	15.47%	59.66%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013 (UNAUDITED)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2014 to reimburse the Fund for expenses that exceed 2.00% per year of the averaged total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  For the six months ended June 30, 2013, the Adviser earned $7,515 pursuant to the advisory agreement.  The Adviser waived $7,639 in advisory fees for the six months ended June 30, 2013.   At June 30, 2013, the Fund owed the Advisor $1,208 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2013 were $235,416 and $346,426, respectively.

NOTE 4. FAIR VALUE OF INVESTMENTS

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various inputs are used in determining the value of the Funds investments.  These inputs are summarized in the three broad levels listed below:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 1,287,200	$ -	$ -	$ 1,287,200
Closed-End Trust	22,100	-	-	22,100
Preferred Stocks	48,160	-	-	48,160
Short-Term Investments:
Huntington Conservative Deposit Account	215,542	-	-	215,542
	$ 1,573,002	$ -	$ -	$ 1,573,002

The Fund did not hold any Level 3 assets during the six months ended June 30, 2013. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2013, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,188,209. Transactions in capital stock were as follows for the six months ended June 30, 2013 and year ended December 31, 2012:

	June 30, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,474	$ 32,500	682	$ 8,095
Shares reinvested	-	-	-	-
Shares redeemed	(2,867)	(37,655)	(3,951)	(46,783)
Total decrease	(393)	$ (5,155)	(3,269)	$ (38,688)

NOTE 6.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of December 31, 2012, they were as follows:

Undistributed ordinary income                                                                                                      $                 0

Capital loss carry-forwards expiring:  12/31/2017 +                                                                       ($     38,362)

As of June 30, 2013, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities                                                                $      419,901

Gross unrealized depreciation on investment securities                                                                (55,365)

Net unrealized depreciation on investment securities                                                                    $      364,536

Tax Cost of investment securities, including short-term investments                                            $   1,208,466

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund did not pay a dividend distribution for the six months ended June 30, 2013 and fiscal year ended December 31, 2012.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Bread & Butter Fund
Expense Illustration
June 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2013	June 30, 2013	January 1, 2013 through June 30, 2013

Actual	$1,000.00	$1,094.93	$10.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.98	$9.89

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

JUNE 30, 2013 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age, Address (a)	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 83	Director, Chairman of the Board 1 Year 8 Years	Retired Professor at Essex County College
Frank J Figurski Age: 50	Director 1 Year 8 Years	Global Systems Engineer, Sanofi-Aventis Inc.; Systems Analyst, Atlantic Health System
Theodore J Moskala Age: 49	Director 1 Year 8 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age, Address (a)	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 46	Director, Secretary 1 Year 8 Years	Director – Healthcare Economics Policy & Reimbursement at Covidien; Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

(a) 3633 Hill Road, Parsippany, NJ 07054.

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

The Directors received no fees for the six months ended June 30, 2013.

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER VOTE

At the Annual meeting June 22, 2013, shareholders of record dated May 1, 2013 voted to unanimously elect the four board of director nominees and the registered public accounting firm until the next annual meeting.

ADVISORY RENEWAL AGREEMENT

At an in-person meeting held on June 22, 2013, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

The nature, extent and quality of investment, and other services to be rendered by the Investment Manager; comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives; the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors; information about fees charged by the Investment Manager to other clients with similar investment objectives; the professional experience and qualifications of the Fund’s portfolio manager; profitability of the Investment Manager; and the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. James B. Potkul, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Fund is a long term capital appreciation fund with lower than normal turnover focusing on value investments. Therefore the Directors used the Large Cap Value and Multi-Cap Value Peer group as well as the S&P 500 Index for comparison purposes. The Fund performance analysis is longer term in nature using the most recent 5 year period ending December 31 and since inception October 31, 2005 through the year end of the most recent N-CSR Annual Filing December 31. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee waiver was reasonable in light of the Fund’s assets size. The Directors determined that the fee waiver helps to keep Fund expenses in line with competitive funds and is reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include voluntary waivers. The Directors recognized that the Investment Manager has made great effort to keep cost low and waive expenses

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary and a larger asset base. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services as are necessary for the Fund’s operations. The Directors considered that the Investment Manager paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager is contractually obligated to waive Fund expenses beyond 2%. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was currently not profitable based on the expenses and relatively small asset levels of the Fund.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Courts of Red Bank

130 Maple Ave., Suite 9B2

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – filed herewith under exhibits

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President

Date September 4, 2013